EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$86,764,554
Monthly Profit (Loss):	$(23,568,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Thomas M. Lane
Its:	Senior Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	August 8, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$86,270

Cost of sales	83,941

Gross profit	2,329

Selling and administrative expenses
Selling expense	2,759
Warehousing and shipping	4,708
Advertising	385
Division administrative expense	773
MIS expense	1,108
Corporate administrative expense	1,661

Total selling and administrative expense	11,394

Restructuring and impairment charge	1,028
Fixed asset impairment charge	-

Profit / (loss) from operations	(10,093)

Interest expense
Interest expense - outside	6,905
Capitalized interest expense	-
Interest expense - intercompany	603
Interest income	6
Interest income - intercompany	-

Net interest expense	7,502

Other expense
Miscellaneous	388
Royalties - intercompany	3,500
Transaction gain/loss	-

Total other expense	3,888

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	8
Miscellaneous	-

Total other income	8

Net other expense	3,880

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(21,475)

Chapter 11 reorganization expenses	3,961

Income taxes (benefit)	(1,868)

Income (loss) before extraordinary item	(23,568)

Extraordinary item - net of taxes	-

Net income (loss)	$(23,568)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,7755	Senior Credit Facility	$ 437,167
Short-term investments	-	DIP Credit Agreement	74,741
Accounts receivable, net	155,559	Second Lien Facility	165,000
Total inventories	260,885	Accrued interest payable	862
Prepaid & other current assets	15,908	Accounts payable - trade	40,759
Total current assets	435,127	Accounts payable - intercompany	177,158
		Other payables and accrued liabilities	99,800
		Deferred income taxes	-
		Pension and other liabilities	149,781

Total investments & other assets	92,882	Total liabilities not subject to compromise	1,145,268

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	453,505	Deferred financing fees	(3,498)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,561
		Other payables and accrued liabilities	8,232
		Pension and other liabilities	15,471

		Total liabilities subject to compromise	1,084,079

		Total Liabilities	2,229,347

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(1,056,225)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(281)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,247,833)

TOTAL ASSETS	$ 981,514	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 981,514

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(23,568)
Equity adjustments	516
Non-cash items
Depreciation and amortization expense	6,056
Gain/(Loss) on sale of assets	(8)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	(4,055)
Decrease / (increase) -- inventories	12,160
Decrease / (increase) -- other current assets	(657)
Decrease / (increase) -- other noncurrent assets and liabilities	126
Increase / (decrease) -- accounts payable (trade)	3,835
Increase / (decrease) -- accounts payable (intercompany)	1,104
Increase / (decrease) -- accrued liabilities	(4,958)
Increase / (decrease) -- accrued interest payable	(449)
Increase / (decrease) -- pension and other liabilities	1,309
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(8,589)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(597)
Transfers	87
Net proceeds from sale of assets	41

Total Cash Flows from Investing	$(469)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	10,510

Total Cash Flows from Financing	$10,510

Beginning Cash Balance	1,323
Change in Cash	1,452

Ending Cash Balance	$2,775

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$36,945,822

Federal

Payroll taxes withheld	7,546,142	975,920	6/1/05
		846,794	6/2/05
		941,909	6/9/05
Employer payroll tax contributions incurred	2,673,951	1,001,937	6/15/05
		895,950	6/16/05
		881,419	6/23/05
		3,751,643	6/29/05
		1,879,117	6/30/05

Total Federal Taxes (1)	$10,220,093	$11,174,589

State and Local

Payroll taxes withheld
Alabama SIT	703,116	376,304	6/15/05
Arkansas SIT	1,228	1,572	6/15/05
California SIT	1,181	1,315	6/22/05
Georgia SIT	64,576	65,294	6/29/05
Illinois SIT	721	770	6/15/05
Indiana SIT	3,139	4,743	6/17/05
Maine SIT	52,630	34,128	6/29/05
Minnesota SIT	931	1,115	6/22/05
Missouri SIT	398	390	6/15/05
New York SIT	58,627	59,824	6/17/05
North Carolina SIT	333,812	207,731	6/29/05
Pennsylvania SIT	205	204	6/15/05
Rhode Island SIT	146	146	6/15/05
South Carolina SIT	235,202	268,803	6/30/05
Virginia SIT	6,977	6,842	6/29/05
Delaware Co IN	19	-
Hancock Co IN	-	-
Hamilton Co IN	817	-
Henry Co IN	471	-
Johnson Co. IN	-	-
Madison Co IN	236	-
Marion Co IN	-	-
Washington Co IN	111	-
Randolph Co IN	-	-
Yonkers NY	10	10	6/17/05
Wayne Co IN	-	-
New York City	14,657	14,778	6/17/05
Opelika AL	8,883	-

Total Payroll taxes	1,488,093	1,043,969

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	58,288	-
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	8,191	-
Georgia SUTA	1,471	-
Illinois SUTA	-	-
Indiana SUTA	113	-
Maine SUTA	11,555	-
Minnesota SUTA	25	-
Missouri SUTA	-	-
Nevada SUTA	4,068	-
New York SUTA	408	-
North Carolina SUTA	298,472	-
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	10,031	-
Texas SUTA	-	-
Virginia SUTA	136	-
Washington SUTA	60	-

Total Employer payroll tax contributions	392,818

Gross taxable amount for sales and use	3,369,730
Sales & Use taxes collected	137,624
Abbeville, Alabama		3,200	6/16/05
Alabama City/County (Greenville & Butler County)		12,696	6/20/05
Alabama Regulation A		7,481	6/20/05
Alabama Sales		1,819	6/20/05
Alabama Use		52,757	6/20/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		11,005	6/16/05
Florida		11,553	6/20/05
Georgia		5,510	6/20/05
Nevada		38	6/23/05
New York		10,025	6/16/05
North Carolina		3,645	6/10/05
North Carolina		8,172	6/27/05
South Carolina		9,678	6/20/05
Virginia Use		39	6/16/05
Washington Use		6	6/21/05

Total Sales & Use taxes paid		137,618
Property taxes		823
Other taxes		70,286

Total State and Local (1)	2,018,535	1,252,702

Total Taxes	$ 12,238,628	$12,427,291

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,983,429
Monthly Profit (Loss):	$3,029,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	August 8, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$2,877

Cost of sales	1,942

Gross profit	935

Selling and administrative expenses
Selling expense	6
Warehousing and shipping	129
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	230

Total selling and administrative expense	365

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	570

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	(1)
Interest income - intercompany	669

Net interest expense	(668)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,611
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,611

Net other expense	(3,421)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	4,659

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,630

Income (loss) before extraordinary item	3,029

Extraordinary item - net of taxes	-

Net income (loss)	$3,029

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2005 to June 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$38	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	34,293	Accrued interest payable	-
Total inventories	9,773	Accounts payable - trade	542
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	44,104	Other payables and accrued liabilities	9,059
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	9,601

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,450	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	14,484

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(20,043)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	50,517

TOTAL ASSETS	$65,001	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$65,001

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$3,029
Non-cash items
Depreciation and amortization expense	112
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(1,025)
Decrease / (increase) -- inventories	(1,442)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(98)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(506)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$70

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	85
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$(85)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$53
Change in Cash	(15)

Ending Cash Balance	$38

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$500

Federal

Payroll taxes withheld	113	113	6/1/05
Employer payroll tax contributions incurred	42	42	6/1/05

Total Federal Taxes (1)	$155	155	6/1/05

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada	2	2	6/1/05

Gross taxable sales	34,669
Sales & Use taxes collected	2,820
Maine		2,820	6/9/05
Property taxes
Other taxes

Total State and Local (1)	2,822	2,822

Total Taxes	$2,977	$2,977

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	August 8, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2005 to June 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,091
Monthly Profit (Loss):	$81,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	August 8, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	89

Net interest expense	(89)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	279

Chapter 11 reorganization expenses	-

Income taxes (benefit)	198

Income (loss) before extraordinary item	81

Extraordinary item - net of taxes	-

Net income (loss)	$81

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2005 to June 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$20	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	18,224	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	18,244	Other payables and accrued liabilities	198
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	198

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	198

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	18,044
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	18,046

TOTAL ASSETS	$18,244	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$18,244

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$81
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(91)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(10)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	30
Change in Cash	(10)

Ending Cash Balance	$20

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$500

Federal

Payroll taxes withheld	113	113	6/1/05
Employer payroll tax contributions incurred	42	42

Total Federal Taxes (1)	155	155

State and Local

Payroll taxes withheld	-	-
Employer payroll tax contributions incurred
Nevada	2	2	6/1/05
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	2	2

Total Taxes	$157	157

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,551,881
Monthly Profit (Loss):	$(466,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Thomas M. Lane
Its:	Vice President and Treasurer
Signature	/s/Thomas M. Lane
Date	August 8, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$6,096

Cost of sales	3,807

Gross profit	2,289

Selling and administrative expenses
Selling expense	1,932
Warehousing and shipping	186
Advertising	306
Division administrative expense	288
MIS expense	55
Corporate administrative expense	84

Total selling and administrative expense	2,851

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(562)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	155
Interest income	-
Interest income - intercompany	-

Net interest expense	155

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(717)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(251)

Income (loss) before extraordinary item	(466)

Extraordinary item - net of taxes	-

Net income (loss)	$(466)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,863	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	166	Long-term debt classified as current	-
Accounts receivable - intercompany	897	Accrued interest payable	-
Total inventories	20,671	Accounts payable - trade	491
Prepaid & other current assets	879	Accounts payable - intercompany	-
Total current assets	24,476	Other payables and accrued liabilities	3,252
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	3,743

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,326	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,679
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,679

		Total Liabilities	5,422

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	5,424
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	21,380

TOTAL ASSETS	$26,802	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$26,802

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(466)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	49
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(53)
Decrease (increase) -- accounts receivable (intercompany)	475
Decrease (increase) -- inventories	(247)
Decrease (increase) -- other current assets	221
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	143
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	308
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$430

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(71)
Transfers	(2)
Net proceeds from sale of assets

Total Cash Flows from Investing	$(73)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,506
Change in Cash	357

Ending Cash Balance	$1,863

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$1,062,523

Federal

Payroll taxes withheld	146,922	77,807	6/1/05
		21,170	6/8/05
		27,269	6/15/05
Employer payroll tax contributions incurred	64,799	76,938	6/17/05
		20,775	6/29/05

Total Federal Taxes (1)	211,721	223,959

State and Local

Amount of payroll taxes withheld
Alabama SIT	4,648	3,227	6/15/05
California SIT	968	1,043	6/3/05
Connecticut SIT	378	299	6/15/05
Georgia SIT	13,905	12,244	6/29/05
Massachusetts SIT	1,120	797	6/15/05
Minnesota SIT	1,127	989	6/29/05
Michigan SIT	1,385	1,127	6/15/05
New York SIT	1,743	1,263	6/22/05
North Carolina SIT	2,886	2,267	6/29/05
Oregon SIT	1,278	1,060	6/29/05
Pennsylvania SIT	734	660	6/20/05
South Carolina SIT	875	273	6/3/05
Utah SIT	1,102	780	6/15/05
Virginia SIT	1,394	782	6/15/05
Lancaster PA	196	-

Total Payroll taxes	33,739	26,811
Amount of employer payroll tax contributions incurred
Alabama SUTA	581	-
California SUTA	718	-
Connecticut SUTA	707	-
Florida SUTA	1,339	-
Georgia SUTA	1,705	-
Massachusetts SUTA	475	-
Minnesota SUTA	880	-
Michigan SUTA	280	-
New York SUTA	584	-
North Carolina SUTA	865	-
Oregon SUTA	408	-
Pennsylvania SUTA	230	-
South Carolina SUTA	48	-
Tennessee SUTA	129	-
Texas SUTA	721	-
Utah SUTA	76	-
Virginia SUTA	352	-

Total Employer payroll tax contributions	10,098

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		June 1, 2005 to June 30, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	5,985,724
Sales & Use taxes collected	439,895
Alabama - City of Foley		5,764	6/20/05
Alabama Sales		26,544	6/20/05
Alabama Use		51	6/20/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		9,080	6/16/05
Baldwin County Alabama		7,775	6/16/05
California		39,440	6/24/05
Connecticut		7,003	6/30/05
Florida		52,462	6/20/05
Georgia		71,410	6/20/05
Massachusetts		7,821	6/20/05
Michigan		14,978	6/16/05
Minnesota		9,573	6/20/05
Minnesota		8,137	6/28/05
New York		31,363	6/27/05
North Carolina		18,231	6/10/05
North Carolina		7,055	6/25/05
Pennsylvania		6,955	6/20/05
South Carolina		2,222	6/20/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		20,236	6/20/05
Texas		51,218	6/20/05
Utah		10,872	6/30/05
Virginia Interstate Sales		106	6/16/05
Virginia Interstate Sales Prepayment		69	6/23/05
Virginia Williamsburg		14,305	6/30/05
Virginia Williamsburg Prepayment		17,225	6/20/05

Total Sales & Use taxes paid		439,895
Property taxes		4,735
Other taxes		6,021

Total State and Local (1)	483,732	477,462

Total Taxes	$695,453	$701,421

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager